General	6 Months Ended
Jun. 30, 2026
General [Abstract]
GENERAL

NOTE 1:- GENERAL

a.	Company description:

Alpha Tau Medical Ltd. (“the Company”) is an Israeli clinical-stage oncology therapeutics company that focuses on research, development and commercialization of Alpha DaRT (Diffusing Alpha-emitters Radiation Therapy) for the treatment of solid cancer. The Company was established in November 2015 and began its operations in January 2016, and shortly thereafter acquired the full rights to the Alpha DaRT technology from Althera Medical Ltd., (“Althera”), developed in 2003 at Tel Aviv University.

In August 2017 the Company established a fully owned subsidiary in the United States - “Alpha Tau Medical Inc.” (“ATM Inc”). ATM Inc began its activity in August 2018.

In January 2018 the Company established a subsidiary in Japan “Alpha Tau Medical KK” (hereafter: ATM KK). ATM KK began its activity in January 2018. Since July 2019, the Company holds 100% of ATM KK.

In July 2019, the Company established a fully owned subsidiary in Canada “Alpha Tau Medical Canada Inc.” (hereafter: ATM Canada Inc). ATM Canada Inc began its activity in March 2020.

The Company began trading on the Nasdaq Capital Market on March 8, 2022, following the completion of its merger with Healthcare Capital Corp (“HCCC”), a special purpose acquisition company. HCCC was dissolved in July 2022.

b.	The Company’s activities since inception have consisted of performing research and development activities. Successful completion of the Company’s development programs and, ultimately, the attainment of profitable operations is dependent on future events, including, among other things, its ability to secure financing; obtain further marketing approvals from regulatory authorities; access potential markets; and build a sustainable customer base; attract, retain and motivate qualified personnel; and develop strategic alliances. The Company’s operations are funded by its shareholders and research and development grants and the Company intends to seek further financing as well as make applications for further research and development grants for continuing its operations. Although management believes that the Company will be able to successfully fund its operations, there can be no assurance that the Company will be able to do so or that the Company will ever operate profitably.

The Company expects to continue to incur substantial losses over the next several years during its clinical development phase. To fully execute its business plan, the Company will need to complete registrational clinical studies and certain development activities as well as manufacture the required clinical and commercial products in its manufacturing plants. Further, the Company will seek further regulatory approvals prior to commercialization and the Company will need to establish sales, marketing and logistic infrastructures. These activities may span many years and require substantial expenditures to complete and may ultimately be unsuccessful. Any delays in completing these activities could adversely impact the Company.

As of June 30, 2026, the Company had cash, cash equivalents, short-term deposits and restricted deposits of $104,772. During the six months period ended June 30, 2026, the Company incurred a net loss of $68,752 and had negative cash flows from operating activities of $745. In addition, the Company had an accumulated deficit of $258,888 on June 30, 2026. The Company believes that its existing capital resources will be adequate to satisfy its expected liquidity requirements for at least the next two years.